Exhibit 10.10

DIRECTOR SUPPLEMENTAL RETIREMENT PLAN

DIRECTOR AGREEMENT

THIS AGREEMENT is made and entered into this              day of                     , 2002, by and between Bay-Vanguard Federal Savings Bank, a bank organized and existing under the laws of the State of Maryland (hereinafter referred to as the “Bank”), and                         , a member of the Board of Directors of the Bank (hereinafter referred to as the “Director”).

WHEREAS, the Director is now serving on the Board of the Bank (hereinafter referred to as the “Board”) and has for many years faithfully served the Bank. It is the consensus of the Board of Directors that the Director’s services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Director’s experience, knowledge of corporate affairs, reputation and industry contacts are of such value, and the Director’s continued services so essential to the Bank’s future growth and profits, that it would suffer severe financial loss should the Director terminate his/her service on the Board;

WHEREAS, the Bank and the Director are parties to a Supplemental Director Retirement Plan Agreement dated November 21, 1995 between Vanguard Federal Savings and Loan Association and                                  that provides for the payment of certain benefits. This Director Supplemental Retirement Plan Agreement and the benefits provided hereunder shall replace and supersede the existing Supplemental Director Retirement Plan Agreement and the benefits provided thereby;

ACCORDINGLY, the Board has adopted the Bay-Vanguard Federal Savings Bank Director Supplemental Retirement Plan (hereinafter referred to as the “Director Plan”) and it is the desire of the Bank and the Director to enter into this Agreement under which the Bank will agree to make certain payments to the Director upon the Director’s retirement and to the Director’s beneficiary(ies) in the event of the Director’s death pursuant to the Director Plan;

FURTHERMORE, it is the intent of the parties hereto that this Director Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Director, and be considered a non-qualified benefit plan for purposes of the Employee Retirement Security Act of 1974, as amended (“ERISA”). The Director is fully advised of the Bank’s financial status and has had substantial input in the design and operation of this benefit plan; and

NOW THEREFORE, in consideration of services the Director has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Director agree as follows:

DEFINITIONS

A.	Effective Date:

The Effective Date of the Director Plan shall be                     , 2002.

B.	Plan Year:

Any reference to the “Plan Year” shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term “Plan Year” shall mean the period from the Effective Date to December 31st of the year of the Effective Date.

C.	Retirement Date:

Retirement Date shall mean retirement from service with the Bank which becomes effective on the first day of the calendar month following the month in which the Director reaches age seventy (70) or such later date as the Director may actually retire.

D.	Termination of Service:

Termination of Service shall mean the Director’s voluntary resignation from service on the Board or failure to be re-elected to the Board, prior to the Normal Retirement Age (Subparagraph I [J]).

E.	Pre-Retirement Account:

A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Director. Prior to the Director’s Termination of Service or the Director’s retirement, whichever event shall first occur, such liability reserve account shall be increased or decreased each Plan Year, until the aforestated event occurs, by the Index Retirement Benefit (Subparagraph I [F]).

F.	Index Retirement Benefit:

The Index Retirement Benefit for each Director in the Director Plan for each Plan Year shall be equal to the excess (if any) of the Index (Subparagraph I [G]) for that Plan Year over the Cost of Funds Expenses (Subparagraph I [H]) for that Plan Year, divided by a factor equal to 1.20 minus the marginal tax rate.

G.	Index:

The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described herein below as defined by FASB Technical

Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the Effective Date of the Director Plan.

Insurance Company:	Jefferson Pilot Life Insurance Company
Policy Form:	Flexible Premium Adjustable Life
Policy Name:	ESP 100
Insured’s Age and Sex:
Riders:	None
Ratings:	None
Option:	Level
Face Amount:	$
Premiums Paid:	$
Number of Premium Payments:	Single
Assumed Purchase Date:	, 2002

If such contracts of life insurance are actually purchased by the Bank, then the actual policies as of the dates they were actually purchased shall be used in calculations under this Director Plan. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased, or had not subsequently surrendered or lapsed. Said illustrations shall be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

In either case, references to the life insurance contracts are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Director and the Director’s beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Director Plan than that of an unsecured creditor of the Bank.

H.	Cost of Funds Expense:

The Cost of Funds Expense for any Plan Year shall be calculated by taking the sum of the amount of premiums for the life insurance policies described in the definition of “Index” plus the amount of any after-tax benefits paid to the Director pursuant to the Director Plan (Paragraph II hereinafter) plus the amount of all previous years after-tax Costs of Funds Expense, and multiplying that sum by the Average After-Tax Cost of Funds [Subparagraph I (K)].

I.	Mutual to Stock Conversion or a Change of Control:

Mutual to Stock Conversion shall mean any of the following: (i) the conversion of the Bank from a mutual savings bank to an entity that issues stock and is owned by its shareholders, (ii) the Bank merging with another mutual savings bank, or, (iii) the Bank merging with a mutual holding company. Such Mutual to Stock Conversion shall be deemed to be a Change of Control for purposes of this Agreement.

J.	Normal Retirement Age:

Normal Retirement Age shall mean the date on which the Director attains age seventy (70).

K.	Average After-Tax Cost of Funds:

The Average After-Tax Cost of Funds means, at any particular time, a ratio, the numerator of which is the total interest expense as set forth on Schedule RI-Income Statement of the Bank’s most recently filed Consolidated Report of Condition and Income (the “Thrift Financial Report”) and the denominator of which is an amount equal to: (i) the amount of deposits in domestic offices (sum of total of columns A and C from Schedule RC-E of the Thrift Financial Report), plus (ii) the amount of Federal funds purchased and securities sold under agreements to repurchase, as set forth on Schedule RC-Balance Sheet of the Thrift Financial Report. In the event that the Thrift Financial Report is discontinued or is changed in any way that it is no longer a valid method for determining Average After-Tax Cost of Funds, the method for determining Average After-Tax Cost of Funds may be changed at the sole discretion of the Bank.

II.	INDEX BENEFITS

A.	Retirement Benefits:

Subject to Subparagraph II (D) hereinafter, a Director who remains on the Board until the Normal Retirement Age (Subparagraph I [J]) shall be entitled to receive the balance in the Pre-Retirement Account in one hundred twenty (120) monthly installments commencing thirty (30) days following the Director’s retirement. In addition to these payments and commencing in conjunction therewith, the Index Retirement Benefit (Subparagraph I [F]) for each Plan Year subsequent to the Director’s retirement, and including the remaining portion of the Plan Year following said retirement, shall be paid to the Director until the Director’s death.

Notwithstanding anything hereinabove to the contrary, the total amount of the benefit each year for the entire duration of said benefit payments (i.e. the Pre-Retirement Account and the Index Retirement Benefit solely or combined with the Pre-Retirement Account) to be received by the Director shall not exceed Six Thousand One Hundred and 00/100ths Dollars ($6,100.00).

B.	Termination of Service:

Subject to Subparagraph II (D), should a Director suffer a Termination of Service, the Director shall be entitled to receive ten percent (10%) times the number of full years of service on the Board of the Bank from the date of first service on the Board of the Bank (to a maximum of 100%), times the balance in the Pre-Retirement Account payable to the Director in one hundred twenty (120) monthly installments commencing thirty (30) days following the Director’s Normal Retirement Age (Subparagraph I [J]). In addition to these payments and commencing in conjunction therewith, ten percent (10%) times the number of full years of service on the Board of the Bank from the date of first service on the Board of the Bank (to a maximum of 100%), times the Index Retirement Benefit for each Plan Year subsequent to the year in which the Director attains Normal Retirement Age, and including the remaining portion of the Plan Year in which the Director attains Normal Retirement Age, shall be paid to the Director until the Director’s death.

Notwithstanding anything hereinabove to the contrary, the total amount of the benefit each year for the entire duration of said benefit payments (i.e. the Pre-Retirement Account and the Index Retirement Benefit solely or combined with the Pre-Retirement Account) to be received by the Director shall not exceed Six Thousand One Hundred and 00/100ths Dollars ($6,100.00).

C.	Death:

Should the Director die while there is a balance in the Director’s Pre-Retirement Account (Subparagraph I [E]), said unpaid balance shall be paid in a lump sum to the individual or individuals the Director may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, the unpaid balance shall be paid as set forth herein to the duly qualified executor or administrator of the Director’s estate. Said payment due hereunder shall be made the first day of the second month following the decease of the Director.

D.	Discharge for Cause:

Should the Director be Discharged for Cause at any time, all benefits under this Director Plan shall be forfeited. The term “for cause” shall mean: (i) the conviction of a felony involving fraud; or (ii) a breach of fiduciary duty involving personal profit. If a dispute arises as to discharge “for cause,” such dispute shall be resolved by arbitration as set forth in this Director Plan.

E.	Death Benefit:

Except as set forth above, there is no death benefit provided under this Agreement.

F.	Disability Benefit:

In the event the Director becomes disabled prior to any Termination of Service, and the Director’s employment is terminated because of such disability, he shall immediately begin receiving the benefits in Subparagraph II (A) above. Such benefit shall begin without regard to the Director’s Normal Retirement Age and the Director shall be one hundred percent (100%) vested in the entire benefit amount. If there is a dispute regarding whether the Director is disabled, such dispute shall be resolved by a physician selected by the Bank and such resolution shall be binding upon all parties to this Agreement.

III.	RESTRICTIONS UPON FUNDING

The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Director Plan. The Directors, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Director Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Director Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Director be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

IV.	MUTUAL TO STOCK CONVERSION OR CHANGE OF CONTROL

Upon a Mutual to Stock Conversion or a Change of Control (as defined in Subparagraph I (I) herein), if the Director’s employment is subsequently terminated, except for cause, then the Director shall receive the benefits promised in this Agreement upon attaining Normal Retirement Age, as if he had been continuously employed by the Bank until said Normal Retirement Age. The Director will also remain eligible for all promised death benefits in this Agreement. In addition, no sale, merger, consolidation or conversion of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Agreement and agrees to abide by its terms.

V.	MISCELLANEOUS

A.	Alienability and Assignment Prohibition:

Neither the Director, nor the Director’s surviving spouse, nor any other beneficiary(ies) under this Director Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or the Director’s beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Director or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank’s liabilities shall forthwith cease and terminate.

B.	Binding Obligation of the Bank and any Successor in Interest:

The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Director Plan. This Director Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

C.	Amendment or Revocation:

It is agreed by and between the parties hereto that, during the lifetime of the Director, this Director Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Director and the Bank.

D.	Gender:

Whenever in this Director Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

E.	Effect on Other Bank Benefit Plans:

Nothing contained in this Director Plan shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank’s existing or future compensation structure.

F.	Headings:

Headings and subheadings in this Director Plan are inserted for reference and convenience only and shall not be deemed a part of this Director Plan.

G.	Applicable Law:

The validity and interpretation of this Agreement shall be governed by the laws of the State of Maryland.

H.	12 U.S.C. § 1828(k):

Any payments made to the Director pursuant to this Director Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. § 1828(k) or any regulations promulgated thereunder.

I.	Partial Invalidity:

If any term, provision, covenant, or condition of this Director Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Director Plan shall remain in full force and effect notwithstanding such partial invalidity.

J.	Continuation as Director:

Neither this Agreement nor the payment of any benefits thereunder shall be construed as giving to the Director any right to be retained as a member of the Board of Directors of the Bank.

K.	Supersede and Entire Agreement:

This Agreement shall supersede the Supplemental Director Retirement Plan Agreement dated November 21, 1995 and shall constitute the entire agreement of the parties pertaining to this particular Director Supplemental Retirement Plan Agreement.

VI.	ERISA PROVISION

A.	Named Fiduciary and Plan Administrator:

The “Named Fiduciary and Plan Administrator” of this Director Plan shall be Bay-Vanguard Federal Savings Bank until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Director Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Director Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

B.	Claims Procedure and Arbitration:

In the event a dispute arises over benefits under this Director Plan and benefits are not paid to the Director (or to the Director’s beneficiary(ies) in the case of the Director’s death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, it shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Director Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Director Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of this Director Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

Where a dispute arises as to the Bank’s discharge of the Director “for cause,” such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

VII.	TERMINATION OR MODIFICATION OF AGREEMENT BY REASON OF CHANGES IN THE LAW, RULES OR REGULATIONS

The Bank is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Director Plan, then the Bank reserves the right to terminate or modify this Agreement accordingly. Upon a Change of Control (Subparagraph I [I]), this paragraph shall become null and void effective immediately upon said Change of Control.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

BAY-VANGUARD FEDERAL SAVINGS BANK
Baltimore, Maryland

By:
Witness	Title

Witness

BENEFICIARY DESIGNATION FORM

FOR THE DIRECTOR SUPPLEMENTAL RETIREMENT

PLAN AGREEMENT

I.	PRIMARY DESIGNATION

(You may refer to the beneficiary designation information prior to completion.)

A.	Person(s) as a Primary Designation:

(Please indicate the percentage for each beneficiary.)

Name	Relationship / %

Address:
(Street)	(City) (State) (Zip)

Name	Relationship / %

Address:
(Street)	(City) (State) (Zip)

Name	Relationship / %

Address:
(Street)	(City) (State) (Zip)

Name	Relationship / %

Address:
(Street)	(City) (State) (Zip)

B.	Estate as a Primary Designation:

My Primary Beneficiary is The Estate of                                                                                                    as set forth in the last will and testament dated the             day of             and any codicils thereto.

C.	Trust as a Primary Designation:

Name of the Trust:

Execution Date of the Trust:             /             /

Name of the Trustee:

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

________________________________________________________________

________________________________________________________________

Is this an Irrevocable Life Insurance Trust?             Yes              No

(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.	SECONDARY (CONTINGENT) DESIGNATION

A.	Person(s) as a Secondary (Contingent) Designation:

(Please indicate the percentage for each Beneficiary.)

Name	Relationship / %

Address:
(Street)	(City) (State) (Zip)

Name	Relationship / %

Address:
(Street)	(City) (State) (Zip)

Name	Relationship / %

Address:
(Street)	(City) (State) (Zip)

Name	Relationship / %

Address:
(Street)	(City) (State) (Zip)

B.	Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of                                                                                                    as set forth in my last will and testament dated the              day of              and any codicils thereto.

C.	Trust as a Secondary (Contingent) Designation:

Name of the Trust:

Execution Date of the Trust:             /            /

Name of the Trustee:

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

________________________________________________________________

________________________________________________________________

All sums payable under the Director Supplemental Retirement Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.

_______________	_______________
Date

RESOLUTION OF THE BOARD OF DIRECTORS OF

BAY-VANGUARD FEDERAL SAVINGS BANK

WHEREAS, the Board of Directors of Bay-Vanguard Federal Savings Bank (the “Bank”) maintains the Executive Supplemental Retirement Plan for Mr. Leonard and Ms. Mroz (the “Executive Plan”), the Director Supplemental Retirement Plan for Bank directors (“Director Plan”) and the Life Insurance Endorsement Method Split Dollar Plan for certain employees of the Bank (“Split Dollar Agreements”) for the purpose of providing payments upon retirement or death subject to the terms of the plans and agreements; and

WHEREAS, the Board of Directors of the Bank wishes to amend the Executive Plan, the Director Plan and the Split Dollar Agreements to revise the definition of a change in control.

NOW, THEREFORE, BE IT RESOLVED, that the Executive Plan shall be, and hereby is, amended as follows:

First Change

Effective September 14, 2004, Article I, Section (I) of the Executive Plan shall be deleted in its entirety and replace with the following new Article I, Section (I):

I.	“Change in Control”

For purposes of this Plan a “Change in Control” shall mean:

(i) the acquisition of control of the Bank within the meaning of the Home Owners’ Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (“OTS”) (or its predecessor agency), as in effect on the date of this Plan (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board of Directors shall substitute its judgment for that of the OTS); or

(ii) at such time as any “person” (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company representing 20% or more of the Bank’s outstanding voting securities or the right to acquire such securities, except for any voting securities purchased by any employee benefit plan of the Bank;

(iii) at such time as individuals who constitute the Board of Directors on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors constituting the Incumbent Board (or members who were nominated by the Incumbent Board), or whose nomination for election by the Bank’s stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members (or members nominated by the Incumbent Board), shall be, for purposes of this clause (iii), considered as though he or she were a member of the Incumbent Board;

(iv) at such time as a reorganization, merger, consolidation, or similar transaction occurs or is effectuated as a result of which 60% of shares of the common stock of the resulting entity are owned by persons who were not stockholders of the Bank immediately prior to the consummation of the transaction;

(v) at such time as substantially all of the assets of the Bank are sold or otherwise transferred to another corporation or other entity that is not controlled by the Bank.

Notwithstanding anything in this Plan to the contrary, in no event shall the reorganization of the Bank from the mutual holding company form of organization to the full stock holding company form of organization (including the elimination of the mutual holding company) constitute a “Change in Control” for purposes of this Plan.

Second Change

Effective September 14, 2004, the header in Section IV and the first sentence in Section IV of the Executive Plan shall be amended to delete the reference to a Mutual to Stock Conversion.

BE IT FURTHER RESOLVED, that Director Plan shall be, and hereby is, amended as follows:

First Change

Effective September 14, 2004, Article I, Section (I) of the Director Plan shall be deleted in its entirety and replace with the following new Article I, Section (I):

I.	“Change in Control”

For purposes of this Plan a “Change in Control” shall mean:

(i) the acquisition of control of the Bank within the meaning of the Home Owners’ Loan Act of 1933, as amended, the Federal Deposit

Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (“OTS”) (or its predecessor agency), as in effect on the date of this Plan (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board of Directors shall substitute its judgment for that of the OTS); or

(ii) at such time as any “person” (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company representing 20% or more of the Bank’s outstanding voting securities or the right to acquire such securities, except for any voting securities purchased by any employee benefit plan of the Bank;

(iii) at such time as individuals who constitute the Board of Directors on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors constituting the Incumbent Board (or members who were nominated by the Incumbent Board), or whose nomination for election by the Bank’s stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members (or members nominated by the Incumbent Board), shall be, for purposes of this clause (iii), considered as though he or she were a member of the Incumbent Board;

(iv) at such time as a reorganization, merger, consolidation, or similar transaction occurs or is effectuated as a result of which 60% of shares of the common stock of the resulting entity are owned by persons who were not stockholders of the Bank immediately prior to the consummation of the transaction;

(v) at such time as substantially all of the assets of the Bank are sold or otherwise transferred to another corporation or other entity that is not controlled by the Bank.

Notwithstanding anything in this Plan to the contrary, in no event shall the reorganization of the Bank from the mutual holding company form of organization to the full stock holding company form of organization (including the elimination of the mutual holding company) constitute a “Change in Control” for purposes of this Plan.

Second Change

Effective September 14, 2004, the header in Section IV and the first sentence in Section IV of the Executive Plan shall be amended to delete the reference to a Mutual to Stock Conversion.

BE IT FURTHER RESOLVED, that the Split Dollar Agreements shall be amended as follows:

First Change

Effective September 14, 2004, Article XV of the Split Dollar Agreements shall be deleted in its entirety and replace with the following new Article XV:

XV. CHANGE IN CONTROL

For purposes of this Agreement a “Change in Control” shall mean:

(i) the acquisition of control of the Bank within the meaning of the Home Owners’ Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (“OTS”) (or its predecessor agency), as in effect on the date of this Plan (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board of Directors shall substitute its judgment for that of the OTS); or

(ii) at such time as any “person” (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company representing 20% or more of the Bank’s outstanding voting securities or the right to acquire such securities, except for any voting securities purchased by any employee benefit plan of the Bank;

(iii) at such time as individuals who constitute the Board of Directors on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors constituting the Incumbent Board (or members who were nominated by the Incumbent Board), or whose nomination for election by the Bank’s stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members (or members nominated by the Incumbent Board), shall be, for purposes of this clause (iii), considered as though he or she were a member of the Incumbent Board;

(iv) at such time as a reorganization, merger, consolidation, or similar transaction occurs or is effectuated as a result of which 60% of shares of the common stock of the resulting entity are owned by persons who were not stockholders of the Bank immediately prior to the consummation of the transaction;

(v) at such time as substantially all of the assets of the Bank are sold or otherwise transferred to another corporation or other entity that is not controlled by the Bank.

Notwithstanding anything in this Agreement to the contrary, in no event shall the reorganization of the Bank from the mutual holding company form of organization to the full stock holding company form of organization (including the elimination of the mutual holding company) constitute a “Change in Control” for purposes of this Agreement. Upon a Change in Control, if the Insured’s employment is subsequently terminated, except for cause, then the Insured shall be 100% vested in the benefits promised under this Agreement.”

SECRETARY’S CERTIFICATE

The undersigned hereby certifies that he is the Secretary of Bay-Vanguard Federal Savings Bank; that the foregoing is a true and correct copy of resolutions adopted at a meeting of the Board of Directors of the Savings Bank held on September 14, 2004, at which meeting a quorum was at all times present and acting; and that said resolutions are in full force and effect.

Dated: September 14, 2004	/s/ Robert R. Kern, Jr.
Robert R. Kern, Jr.
Secretary